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STATE OF GEORGIA                                                 EXHIBIT 10.32.2
COUNTY OF GWINNETT

                       THIRD AMENDMENT TO LEASE AGREEMENT

         THIS THIRD AMENDMENT TO LEASE AGREEMENT (the "Third Amendment") is made as of this 16th day of November, 1999, by and between 1998 AUGUSTUS PARTNERS, L.
P. (hereinafter referred to as "Landlord") and L.A.T. SPORTSWEAR, INC. DBA FULL LINE DISTRIBUTORS (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant have previously entered into a Lease Agreement (the "Lease") dated October 17, 1994; First Amendment to Lease dated May 26, 1995; and Second Amendment to Lease Agreement dated July 15, 1999, covering premises consisting of 70,000 square feet of office/warehouse space located at 2650 Button Gwinnett Drive, Doraville, Gwinnett County, Georgia (the "Premises"), which Lease is fully incorporated herein and made a part hereof by reference; and

         WHEREAS, Landlord and Tenant have mutually agreed to amend the Lease to provide that the term of the Lease shall be more specifically and accurately stated:

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements recited hereinafter, it is agreed as follows:

                                       1.

         Terms used herein which are defined in the Lease shall have the same meaning ascribed to them in the Lease.

                                       2.

         Article 2 of the Lease, "Term", shall be amended to provide that the term of the Lease shall be extended for two (2) years commencing on January 1, 2000 and expiring on December 31, 2001.

                                       3.

         Except as modified hereby, all terms and conditions of the Lease shall continue in full force and effect, and Landlord and Tenant hereby ratify and confirm the Lease, as amended hereby. As of the date of this Third Amendment; Landlord and Tenant acknowledge each to the other that, to the best of their knowledge, no default exists under the Lease.

                                       4.

         This Third Amendment to Lease shall bind and inure to the benefit of Landlord and Tenant and their respective permitted successors and assigns under the Lease.

                                       5.

         This Third Amendment is a Georgia contract and shall be interpreted, construed and enforced under the laws of the State of Georgia.


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         IN WITNESS WHEREOF, Landlord and Tenant have executed this Third
Amendment to Lease Agreement under seal as of the date first above written.

         IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals the day and year first above written.

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
Signed, sealed and delivered as to Landlord on this                      LANDLORD:
______ day of _______________________, 1999,                             1998 AUGUSTUS PARTNERS, L.P.
in the presence of:                                                      BY: 1998 WINSTON MANAGEMENT COMPANY, LLC,
                                                                             GENERAL PARTNER


                                                                         By:  /s/ John W. Rooker
-----------------------------------------------------                        --------------------------------------------------
Witness                                                                      John W. Rooker, Member


-----------------------------------------------------
Notary Public                                                            By: /s/ Cynthia W. Rooker
                                                                            ---------------------------------------------------
Commission Expires:                                                         Cynthia W. Rooker, Member
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Date Signed:
            -----------------------------------------



Signed, sealed and delivered as to Tenant on this                        TENANT:
______ day of _______________________, 1999,                             L.A.T. SPORTSWEAR, INC. DBA
in the presence of:                                                     FULL LINE DISTRIBUTORS



                                                                         By:  /s/ Gina Watson McElroy
-----------------------------------------------------                       --------------------------------------------------
Witness


                                                                         Title:  Exec. V.P. Operations
-----------------------------------------------------                          -----------------------------------------------
Notary Public
Commission Expires:                                                                                (Corporate Seal)
                   ----------------------------------

Date Signed:
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